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                                                                      Exhibit 24

                                POWER OF ATTORNEY

     WHEREAS, LG&E ENERGY CORP., a Kentucky corporation, is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934, as amended, its Annual Report on Form 10-K for the year ended December 31, 1993 (the 1993 Form 10-K); and

     WHEREAS, each of the undersigned holds the office or offices in LG&E ENERGY CORP. set opposite his name;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints ROGER W. HALE and CHARLES A. MARKEL III, and each of them, individually, his attorney, with full power to act for him and in his name, place, and stead, to sign his name in the capacity or capacities set forth below to the 1993 Form 10-K and to any and all amendments to such 1993 Form 10-K and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 2nd day of March 1994.

/s/ Roger W. Hale
- -----------------------------------         -----------------------------------
Roger W. Hale, Principal                    J. David Grissom, Director
 Executive Officer and Director

/s/ William C. Ballard, Jr.                 /s/ David B. Lewis
- -----------------------------------         -----------------------------------
William C. Ballard, Jr., Director           David B. Lewis, Director

/s/ Owsley Brown II                         /s/ Charles A. Markel III
- -----------------------------------         -----------------------------------
Owsley Brown II, Director                   Charles A. Markel III, Principal
                                             Financial and Accounting Officer

/s/ S. Gordon Dabney                        /s/ Anne H. McNamara
- -----------------------------------         -----------------------------------
S. Gordon Dabney, Director                  Anne H. McNamara, Director

/s/ Gene P. Gardner                         /s/ T. Ballard Morton, Jr.
- -----------------------------------         -----------------------------------
Gene P. Gardner, Director                   T. Ballard Morton, Jr., Director

                                             /s/ Dr. Donald C. Swain
                                            -----------------------------------
                                            Dr. Donald C. Swain, Director

STATE OF KENTUCKY             )
                              ) ss.
COUNTY OF JEFFERSON           )

     On this 2nd day of March 1994, before me, Kathryn M. Carpenter, a Notary Public, State of Kentucky at Large, personally appeared the above named directors and officers of LG&E ENERGY CORP., a Kentucky corporation, and known to me to be the persons whose names are subscribed to the foregoing instrument, and they severally acknowledged to me that they executed the same as their own free act and deed.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal on the date above set forth.

My Commission expires:                      ___________________________________
   November 2, 1996                         Kathryn M. Carpenter, Notary Public
                                            State of Kentucky at Large